UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2012

Aon Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois (Address of Principal Executive Offices)	60601 (Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting of the stockholders of Aon Corporation, a Delaware corporation (“Aon”) was held on March 16, 2012 (the “Special Meeting”).  The Special Meeting was held in order to vote upon the following proposals set forth in the definitive proxy statement/prospectus (the “Proxy Statement”) filed with the Securities Exchange Commission  on February 8, 2012 in connection with the proposed reorganization of Aon’s corporate structure, which involves a change of the jurisdiction of incorporation of the parent company of the Aon group to the United Kingdom: (i) to adopt the Agreement and Plan of Merger and Reorganization, as amended (the “Merger Agreement”) between Aon and Market Mergeco Inc., (ii) to approve the implementation of a reduction of capital of Aon plc, which will become the new parent company of the Aon group, through a customary court-approved process so that it will have sufficient distributable reserves under English law to declare dividends, make distributions or repurchase shares following the completion of the merger, (iii) to approve, on an advisory and non-binding basis, compensation that may be payable to certain named executive officers of Aon in connection with the merger and their relocation to the United Kingdom (the “Relocation Compensation”) and (iv) to consider and vote upon a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies.

At the Special Meeting, the proposals to adopt the Merger Agreement, approve the reduction of capital of Aon plc and to approve the Relocation Compensation were approved by the requisite vote of Aon’s stockholders (collectively, the “Approved Proposals”).  The vote to approve the adjournment of the Special Meeting was not required.  Set forth below is the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the Approved Proposals.

Proposal 1: Adoption of the Merger Agreement

For	Against	Abstain	Broker Non-Votes
267,967,505	4,316,261	1,279,195	16,171,455

Proposal 2: Approval of the Reduction of Capital of Aon plc

For	Against	Abstain	Broker Non-Votes
283,040,303	5,200,800	1,493,313	0

Proposal 3: Approval of the Relocation Compensation

For	Against	Abstain	Broker Non-Votes
255,722,614	16,330,437	1,509,910	16,171,455

The closing of the transactions contemplated by the Merger Agreement remains subject to the fulfillment or waiver of the closing conditions set forth in the Merger Agreement, which are described in the Proxy Statement.

Item 8.01 Other Events.

A copy of the press release issued by Aon announcing the adoption of the Merger Agreement, approval of the reduction of capital of Aon plc and the approval of the Relocation Compensation by Aon’s stockholders is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits:

Exhibit Number	Description of Exhibit

99.1	Press Release Announcing Stockholder Approval, dated March 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 16, 2012	Aon Corporation

	By:	/s/ Ram Padmanabhan
Vice President, Chief Counsel — Corporate and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release Announcing Stockholder Approval, dated March 16, 2012